                                                                   Exhibit 24.1

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Martin E. Freidel and John J. Phibbs and each of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission a report of Convergent Communications, Inc., a Colorado corporation (the "Corporation"), on Form 10-K, with exhibits thereto and other documents in connection therewith, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.


SIGNATURE                                  TITLE                                        DATE
   /s/  John R. Evans                      Chairman, Chief Executive Officer and        March  17, 1999
-----------------------------------------
John R. Evans                              Director (Principal Executive Officer)

   /s/  John J. Phibbs                     Chief Financial Officer and Treasurer        March  17, 1999
-----------------------------------------
John J. Phibbs                             (Principal Financial and Principal
                                           Accounting Officer)

   /s/  Keith V. Burge                     President, Chief Operating Officer and       March  17, 1999
-----------------------------------------
Keith V. Burge                             Director

   /s/  Philip G. Allen                    Executive Vice President, Secretary and      March  17, 1999
-----------------------------------------
Philip G. Allen                            Director

                                           Director                                     March  __, 1999
-----------------------------------------
Roland E. Casati

   /s/  Richard G. Tomlinson               Director                                     March  17, 1999
-----------------------------------------
Richard G. Tomlinson

                                           Director                                     March  __, 1999
-----------------------------------------
Spencer I. Brown

   /s/  Michael J. Marocoo                 Director                                     March  17, 1999
-----------------------------------------
Michael J Marocco